INSIGNIA CORPORATE ESTABLISHMENTS (U.S.) INC.

                               LEASE AGREEMENT

INSIGNIA CORPORATE ESTABLISHMENTS (U.S.) INC., a Washington corporation ("Landlord"), operates a suite of executive offices located at 999 Third Avenue, Suite 3800, Seattle, Washington, 98104. GLOBAL BUSINESS INFORMATION DIRECTORY, INC. ("Tenant") desires to lease a suite at Landlord's executive offices. Landlord and Tenant enter this Lease Agreement ("Lease"), containing the following terms and conditions, and agree that the Lease constitutes a legally binding contract.

TERMS AND CONDITIONS

1. THE PREMISES

Landlord rents to Tenant the space identified in Schedule "A" to the Lease ("premises").

2. LEASE TERM

The lease term starts on April 15, 1999, and continues for six (6) months until October 31, 1999. The Lease will automatically renew at the end of this initial term unless either Tenant or Landlord delivers a written notice of termination to the other party by August 31, 1999. Any renewed lease shall contain the same terms and conditions as the present lease, except that the base rent shall be the market rate charged by the Landlord at the time of lease renewal.

3. BASE RENT

The monthly base rental rate ("base rent") shall be Seven Hundred Twenty Five and No/100 Dollars ($725.00). Base rent includes the amenities and services specified as "included" in Schedule "C" to the Lease. If requested by Tenant, Landlord will provide any of the additional monthly services identified in Schedule "C" at the current rates.

4. BUILDING OPERATING COSTS

Tenant agrees to pay their proportionate share of any increase in the building operating costs over the base year 1999 as determined by the building owners. The amount of any increase will be payable on a monthly basis separate from the base rent.

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5. PAYMENT AND LATE CHARGES

Base rent, fixed charges, services and variable costs are due and payable on or before the first day of each month ("monthly payments"). Tenant agrees to pay a late charge equal to ten percent (10%) of the monthly payment if Landlord does not receive the monthly payment on or before the fifth (5th) day of the month in which it is due. Interest on overdue accounts will be charged at the rate of 18% per annum. Tenant agrees to be liable as the maker on all checks tendered on their behalf to Landlord. If any check tendered on Tenant's behalf is returned for insufficient funds, uncollected funds or stopped payment, Tenant agrees to pay a fifty dollar ($50.00) service charge to Landlord, plus any accrued interest or late charges.

6. SECURITY DEPOSIT

Upon execution of the Lease, Tenant shall deposit with Landlord the amount of One Thousand Four Hundred Fifty and No/100 DOLLARS ($1,450.00)("security deposit"). This security deposit is not an advance payment of rent or a measure of Landlord's damages if Tenant defaults on the Lease. During the lease term, the Landlord can use the security deposit to make good any arrears in rent or repair any damage Tenant causes to the premises, excluding normal wear and tear. If Landlord uses any of the security deposit for these purposes, Tenant shall, within ten (10) days after receiving Landlord's written notice, restore the security deposit to its original amount. If Tenant's account is in good standing and there are no offsetting charges, Landlord will refund the security deposit to the Tenant within thirty (30) days of the Lease's termination and vacant possession of the leased premises (including the return of all keys, access and parking cards).

7. BUSINESS HOURS AND ACCESS

Landlord's hours of service are 8:00 a.m. to 5:00 p.m., Monday through Friday, except for legal holidays. Tenant shall have access to the premises twenty-four (24) hours a day, seven days a week, providing Tenant is not in default of the Lease.

8. USE OF PREMISES

Tenant shall use the premises solely for general office purposes in a manner consistent with a first class office building and in accordance with applicable zoning regulations. Tenant is bound by the same rules and regulations governing the conduct of the building's tenants as is Landlord. Tenant may obtain a copy of the building's rules and regulations by submitting a written request to the Landlord. Tenant shall not offer a service to Landlord's other tenants which is part of the amenities and services Landlord currently provides. Tenant will not \Without Landlord's prior written approval, install or

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operate on the premises any equipment which requires a separate electrical circuit, makes excessive noise, produces excessive heat or is a potential fire hazard if not properly monitored.

9. MAINTENANCE OF PREMISES

Landlord will handle all contact with the building management regarding any maintenance and/or service-related item. Tenant shall, at its sole cost and expense, keep the premises in good repair and condition (reasonable wear and tear excepted). Tenant shall not hang pictures or make any other alterations, installations or improvements without the Landlord's consent, such consent not to be unreasonably withheld. If Landlord has to perform any special cleaning or repair any damage resulting from Tenant's occupancy of the premises (excluding reasonable wear and tear), the costs of such cleaning or repair will be deducted from the security deposit.

10. DAMAGE OR LOSS OF PROPERTY

Landlord is not responsible or liable for any damage to or loss of Tenant's property or that of the Tenant's guests unless the loss is due to the Landlord's gross negligence or willful misconduct. Each party shall be responsible for carrying such insurance as it deems necessary to protect its own interests.

11. HOLD HARMLESS

Landlord shall not be liable for damage or injury to Tenant, its employees or guests unless caused by Landlord's gross negligence or willful misconduct. Tenant shall hold Landlord harmless from any loss, damage, liability, claim, attorneys' fee or expense resulting from the negligence or misconduct of Tenant, its employees or guests.

12. TELEPHONE AND LONG DISTANCE CHARGES

Tenant is responsible for all telephone and long-distance charges to its account. Landlord is not liable for any charges to Tenant's account, including those caused by unauthorized access to telephone equipment or lines.

13. NUISANCE

Notwithstanding any other clause contained in the Lease, Landlord can terminate this Lease if it determines, in its sole discretion, that the conduct of the Tenant, its employees or guests unreasonably disrupts or disturbs Landlord s other tenants, employees or staff.

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Tenant shall be responsible for assuring that its employees and guests conduct themselves in an appropriate manner.

14. PROPERTY ON PREMISES

Any property Tenant leaves on the premises after the Lease is terminated or the Lease term ends shall be deemed abandoned and become the Landlord's property. To secure amounts due under the Lease, Landlord shall have a contractual lien upon all property brought onto the premises. The Uniform Commercial Code of Washington shall govern the scope and application of this lien.

15. LANDLORD ACCESS TO PREMISES

Landlord and its agents may enter the premises at all reasonable times to inspect, clean, repair, alter or improve the same. Landlord shall have unlimited access to show the premises upon Tenant's written notification that it does not intend to renew the Lease. When possible, Landlord will provide Tenant with reasonable notice before entering the premises.

16. No ASSIGNMENT OR SUBLEASE

Tenant shall not assign or sublease the premises or any part thereof.

17. EMPLOYEE REPLACEMENT COSTS

Landlord spends a substantial amount of time, money and effort to train its employees. Tenant, and all entities directly or indirectly associated with Tenant, agrees that during the term of the Lease and for one (1) year thereafter, it will not, without Landlord's written permission, hire or attempt to hire, as either an employee or independent contractor, Landlord's employees, temporary employees or independent contractors. Tenant further agrees not to hire any of Landlord's former employees within six (6) months from the date they leave Landlord's employment. Tenant agrees to pay Landlord a procurement fee of Ten Thousand and No/100 Dollars ($10,000.00) for each person Tenant hires in violation of this Paragraph.

18. DEFAULT BY TENANT

Landlord may, at its election, declare Tenant in default of the Lease if any of the following events occur:

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(1) Tenant falls to make any monthly payment when due and such failure continues for five (5) days after Tenant receives the Landlord's written notice that the monthly payment is late,

(2) Tenant abandons a substantial portion of the premises.

(3) Within ten (10) days of receiving written notice from the Landlord, Tenant fails to cure its breach of any provision of the Lease (other than the requirement to timely pay tent).

(4) Tenant files a petition for bankruptcy or is adjudged insolvent.

(5) A lien is filed against the premises or the building because of an act done by or on Tenant's behalf.

(6) Within ten (10) days of receiving Landlord's written request, Tenant is unable to prove Its continuing ability to perform under the Lease.

19. REMEDIES FOR TENANT'S DEFAULT

If Tenant is In default of the Lease, Landlord may, Without prejudice to any of the Landlord's legal remedies, pursue one or more of the following contractual remedies:

(1) Landlord may terminate the Lease and require Tenant to immediately surrender possession of the premises. Tenant agrees to pay on demand the amount of Landlord's lose or damage if Tenant falls to immediately vacate the premises after termination of the Lease. Landlord may terminate the Lease only by mailing or delivering written notice of such termination to the Tenant. No other act or omission of the Landlord shall be construed as a termination of the Lease.

(2) Landlord may disconnect Tenant's telephone lines, mark mail and express deliveries "return to sender" and limit Tenant's access to the promises.

(3) Landlord may enter upon, take possession of and relet the premises an such terms as Landlord, in its sole discretion, determines to be appropriate.

(4) Landlord may accelerate and declare immediately due all sums that Tenant is required to pay under the Lease.

20. INSPECTION

Tenant and Landlord have inspected the promises and agree they are in acceptable condition.

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21. NOTICES

All notices by Landlord or Tenant to the other Must be in writing and either delivered or mailed to the Landlord or Tenant at the respective addresses set forth below:

Insignia Corp. Est. (U.S.)Inc.      Global Business Information Directory, Inc.
999 Third Avenue, Street 3800       999 Third Avenue, Suite 3800
Seattle, WA 98104                   Seattle, WA 98104


22. OFFICE SUPPORT SERVICES

Landlord shall only be liable for errors and omissions in the providing of support services that result from gross negligence or willful misconduct of Landlord or its employees. Tenant is responsible for the final proofreading of all documents, verification of addresses and the like. Landlord is not responsible for the conduct of Tenants business.

23. GOVERNING LAW

This Lease shall be interpreted according to the laws of the State of Washington. Venue for any legal action necessary to enforce this Lease shall be in King County, Washington. If legal action is necessary to enforce this Lease, the prevailing party shall be allowed to recover its reasonable costs, expenses and attorneys' fees. including those incurred prior to the start of litigation.

24. ENTIRE AGREEMENT

Landlord and Tenant expressly agree, as a material consideration for the execution of the Lease, that the written Lease and attached schedules represent the entire agreement between the parties. Landlord and Tenant further agree that there are and were no verbal representations, warranties, understandings, stipulations, agreements or promises relating to the Lease that have not been incorporated in writing into the Lease.

Any amendments to this Lease will be made in writing and signed by both the Landlord and Tenant.

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UPON EXECUTION OF THIS LEASE, Tenant shall pay the total amount of Two
Thousand Four Hundred Twenty Six and 09/100 Dollars ($2,426.09) as detailed on Schedule "B." By signing this Lease, Tenant acknowledges its understanding and acceptance of the Lease's terms, conditions, policies and charges.

IN WITNESS WHEREOF the parties hereto, through their authorized agents, have signed their names this 6th day of April, 1999.

GLOBAL BUSINESS INFORMATION DIRECTORY, INC.


Signature: /s/Stephen Carmichael

        By:  Stephen Carmichael
        Title:  President




INSIGNIA CORPORATE ESTABLISHMENTS (U.S.) INC.

Signature: /s/Dean G. von Kallenbach

       By: Dean G. von Kallenbach
       Title: Vice President / Real Estate

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[DIAGRAM]           SCHEDULE "A"

Thirty-Eighth Floor
Insignia Corporate Establishments
999 Third Avenue

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SCHEDULE "B"

SUMMARY OF CHARGES AND DEPOSITS

Rent (April 15-30, 1999)                                            $362.50
Speakerphone with conference ability and telephone service
 (2 lines, including direct dial number)                             125.00
Modem line ($65 each)                                                 65.00
Installation/programming of telephone and system                     200.00
 (One-time charge)
Furniture (1 set@ $175.00)                                           175.00
 King County Local Sales and Use Tax (8.6%)                           48.59
Security Deposit                                                   1,450.00
 Total Initial Charges                                            $2,426.09

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                                    SCHEDULE "C"
                            AMENITIES AND SERVICES PROVIDED

ITEMS INCLUDED IN THE BASIC RENT:

Leased Premises as designated on Schedule "A"  . . . . . . .Included
Reasonable conference room privileges . . .  . . . . . . . .Included
Use of guest office for out-of-town guests  .  . . . . . . .Included
Use of furnished reception area . . . . . . .  . . . . . . .Included
Professional receptionist services  . . . . . .  . . . . . .Included
Personalized telephone answering services with
 unlimited calls  . . . . . . . . . . . . . . . . . . . . . Included

Integrated voice mail with paging capability
 (1 voice mailbox per phone). . . . . . . . . . . . . . . . Included

Mail handling for daily incoming and outgoing mail  . . . . Included
Notary services ............................. . . . . . . . Included
Coffee, tea and hot chocolate . . . . . . . . . . . . . . . Included
Full use of kitchen . . . . . . . . . . . . . . . . . . . . Included
Utilities and maintenance (per building standard) . . . . . Included
Janitorial SERVICE FIVE DAYS PER WEEK . . . . . . . . . . . Included
Full use of Denver, Vancouver and Calgary locations . . . . Included

Fixed Charges and Variable Costs not included in the Basic Rent:

Optional signage (suite entry, building lobby, elevator lobby)
  .................................................$200/one-time fee
Optional furniture (1 desk, 1 credenza and 3 chairs per set)
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . $175/set/mo.
Parking . . . . . . . . . . . . . . . . . . . . . . $220/mo./vehicle

Speaker telephone with conference calling and telephone
 . . . . . . . . . . . . . . . . . . . . . . . . service $125/set/mo.
Dedicated telephone lines . . . . . . . . . . . . . . .$65*/line/mo.
Dedicated modem and fax lines . . . . . . . . . . . . .$65*/line/mo.
Toll free line  . . . . . . . . . . . . . . . . . . .$15.00/fine/mo.
Direct dial number  . . . . . . . . . . . . . . . . .$25.00/each/mo.
Initial telephone installation and programming  . . $200/set or line
Telephone programming changes . . . . . . . . . . . . . . $25/change
Additional voice mail boxes . . . . . . . . . . . . . . . . .$25/box
Photocopies . . . . . . . . . . . . . . . . . . . . . . . .$.12/copy
Facsimile services (transmitting and receiving) . . . . . .$1 */page
Administrative support services . . . . . . . . . . . . . . $30/hour
Add itional/replacement keys  . . . . . . . . . . . . . . . .$5/each
Replacement parking pass/building access cards  . . . . . . $12/each
Postage, shipping and courier costs . . . . . . . . . . . . .As used
Office supplies . . . . . . . . . . . . . . . . . . . . . . .As used
Parking validations . . . . . . . . . . . . . . . . . . . . .As used

PRICES SUBJECT TO CHANGE -- WASHINGTON STATE SALES TAX MAY APPLY.

* DISCOUNTED LONG-DISTANCE CHARGES APPLY ON ALL LONG-DISTANCE CALLS.